Property and equipment, net	12 Months Ended
Dec. 31, 2022
Property, Plant and Equipment [Abstract]
Property and equipment, net
5.	Property and equipment, net

Property and equipment, net consisted of the following:

	As of December 31, 2022	As of December 31, 2021

Buildings	$24,150	$26,411
Office equipment	3,230	3,401
Machinery and tools	1,879	1,886
Vehicles	37,841	43,330
Leasehold improvements	4,964	6,310
Constructions in progress	2,215	752
Subtotal	74,279	82,090
Less: accumulated depreciation and amortization	(34,014)	(34,809)
Property and equipment, net	$40,265	$47,281

As of December 31, 2022 and 2021, buildings with net book value amounted to approximately $18.1 million and $20.2 million, respectively, were pledged for obtaining various of loans (See Note 10 Short-term bank loans).

Depreciation and amortization expenses for the years ended December 31, 2022, 2021 and 2020, amounted to approximately $7.0 million, $5.9 million and $4.7 million, respectively. For the years ended December 31, 2022,  2021 and 2020, depreciation and amortization included in the cost of revenue were approximately $6.1 million, $4.9 million and $4.2 million, respectively. For the years ended December 31, 2022, 2021 and 2020, depreciation and amortization included in selling, general and administrative expenses were approximately $0.9 million, $1.0 million and $0.5 million, respectively.